EXHIBIT 99.1

Westamerica Bancorporation Reports First Quarter 2013 Earnings

SAN RAFAEL, Calif., April 16, 2013 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, today reported net income for the first quarter 2013 of $17.3 million and diluted earnings per common share ("EPS") of $0.64. First quarter 2013 results compare to net income of $19.1 million and EPS of $0.70 for the prior quarter, and net income of $21.0 million and EPS of $0.75 for the first quarter 2012. First quarter 2013 net income represented an annualized return on shareholders' equity of 13 percent.

"Westamerica continues to deliver relatively high levels of profitability in a difficult operating environment. We are focused on controlling costs while banking industry revenues are pressured by low interest rates and aggressive competition. Westamerica's noninterest expenses declined 4.5 percent in the first quarter 2013 compared to the first quarter 2012. Our credit quality continues to improve with problem loans and repossessed loan collateral declining 35 percent from March 31, 2012 to March 31, 2013," said Chairman, President and CEO David Payne. "Westamerica paid a $0.37 per common share dividend in the first quarter 2013, and retired 195 thousand common shares in the quarter using our share repurchase plan. Westamerica's capital ratios continue to exceed the highest regulatory guidelines," added Payne.

Net interest income on a fully taxable equivalent basis was $43.8 million for the first quarter 2013, compared to $46.3 million for the prior quarter and $51.7 million for the first quarter 2012. The change in net interest income is due to reductions in yields on loans and investment securities, which have declined during this period of low market interest rates. The change in net interest income is also attributable to reduced loan volumes, placing greater reliance on lower-yielding investment securities. Loan volumes have declined due to problem loan workout activities, particularly with purchased loans, and reduced volumes of loan originations. In Management's opinion, current levels of competitive loan pricing do not provide adequate forward earnings potential, and competitive loan underwriting standards are loosening, causing newly originated loans to contain higher levels of credit risk; Management is avoiding low-yielding higher-risk loan originations. To offset the decline in interest income, interest expense has been reduced by lowering rates paid on interest-bearing deposits and borrowings and by reducing the volume of higher-cost funding sources. The annualized interest cost of funding the Company's loans and investment securities was 0.12 percent in the first quarter 2013 compared to 0.13 percent in the prior quarter and 0.15 percent in the first quarter 2012. The annualized net interest margin on a fully taxable equivalent basis was 4.27 percent for the first quarter 2013, compared to 4.49 percent for the prior quarter and 5.12 percent for the first quarter 2012.

The provision for loan losses was $2.8 million for the first quarter 2013, unchanged from the prior quarter and first quarter 2012. Net loan losses charged against the allowance for loan losses totaled $2.7 million for the first quarter 2013, compared to $3.5 million for the prior quarter and $3.5 million for the first quarter 2012. At March 31, 2013, the allowance for loan losses totaled $30.4 million; nonperforming originated loans totaled $8.5 million; nonperforming purchased FDIC-indemnified loans totaled $12.0 million, net of purchase discounts of $1.7 million; and nonperforming purchased non-indemnified loans totaled $9.1 million, net of purchase discounts of $1.9 million.

Noninterest income for the first quarter 2013 totaled $14.3 million, compared to $14.2 million for the prior quarter and $14.7 million for the first quarter 2012.

Noninterest expense for the first quarter 2013 totaled $28.7 million, compared to $28.2 million in the prior quarter and $30.0 million in the first quarter 2012. The 4.5 percent decline in noninterest expenses for the first quarter 2013 compared to the first quarter 2012 was primarily due to lower personnel costs, loan administration expenses, intangible amortization and professional fees.

At March 31, 2013, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.8 percent, assets totaled $4.9 billion and loans outstanding totaled $2.0 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

Public Information April 16, 2013
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2013

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q1'13	Q1'12	Change	Q4'12

Net Interest and Fee Income (FTE)	$43,835	$51,699	-15.2%	$46,283
Provision for Loan Losses	2,800	2,800	0.0%	2,800
Noninterest Income	14,278	14,669	-2.7%	14,194
Noninterest Expense	28,677	30,034	-4.5%	28,233
Income Before Taxes (FTE)	26,636	33,534	-20.6%	29,444
Income Tax Provision (FTE)	9,365	12,529	-25.2%	10,308
Net Income	$17,271	$21,005	-17.8%	$19,136

Average Common Shares Outstanding	27,145	28,051	-3.2%	27,313
Diluted Average Common Shares	27,157	28,111	-3.4%	27,334

Operating Ratios:
Basic Earnings Per Common Share	$0.64	$0.75	-14.7%	$0.70
Diluted Earnings Per Common Share	0.64	0.75	-14.7%	0.70
Return On Assets (a)	1.43%	1.68%		1.55%
Return On Common Equity (a)	12.9%	15.5%		14.1%
Net Interest Margin (FTE) (a)	4.27%	5.12%		4.49%
Efficiency Ratio (FTE)	49.3%	45.3%		46.7%

Dividends Paid Per Common Share	$0.37	$0.37	0.0%	$0.37
Common Dividend Payout Ratio	58%	49%		53%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q1'13	Q1'12	Change	Q4'12

Interest and Fee Income (FTE)	$45,087	$53,258	-15.3%	$47,614
Interest Expense	1,252	1,559	-19.7%	1,331
Net Interest Income (FTE)	$43,835	$51,699	-15.2%	$46,283

Average Earning Assets	$4,135,863	$4,060,271	1.9%	$4,111,970
Average Interest-
Bearing Liabilities	2,664,391	2,843,612	-6.3%	2,663,389

Yield on Earning Assets (FTE) (a)	4.39%	5.27%		4.62%
Cost of Funds (a)	0.12%	0.15%		0.13%
Net Interest Margin (FTE) (a)	4.27%	5.12%		4.49%
Interest Expense/
Interest-Bearing Liabilities (a)	0.19%	0.22%		0.20%
Net Interest Spread (FTE) (a)	4.20%	5.05%		4.42%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q1'13	Q1'12	Change	Q4'12

Total Assets	$4,908,483	$5,030,935	-2.4%	$4,920,620
Total Earning Assets	4,135,863	4,060,271	1.9%	4,111,970
Total Loans	2,077,989	2,467,839	-15.8%	2,155,059
Commercial Loans	404,892	523,089	-22.6%	425,035
Commercial RE Loans	904,841	1,091,025	-17.1%	939,943
Consumer Loans	768,256	853,725	-10.0%	790,081
Total Investment Securities	2,057,874	1,592,432	29.2%	1,956,911
Available For Sale (Market)	902,633	637,232	41.6%	796,998
Held To Maturity	1,155,241	955,200	20.9%	1,159,913
Unrealized Gain	23,283	22,946	1.5%	28,516

Loans/Deposits	49.5%	58.0%		51.2%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q1'13	Q1'12	Change	Q4'12

Total Deposits	$4,199,229	$4,253,764	-1.3%	$4,211,609
Noninterest Demand	1,643,348	1,576,058	4.3%	1,654,575
Interest Bearing Transaction	766,810	751,283	2.1%	761,395
Savings	1,158,454	1,133,261	2.2%	1,146,891
Time greater than $100K	390,518	512,427	-23.8%	400,556
Time less than $100K	240,099	280,735	-14.5%	248,192
Total Short-Term Borrowings	57,733	114,906	-49.8%	55,523
Federal Home Loan Bank Advances	25,777	26,000	-0.9%	25,832
Term Repurchase Agreement	10,000	10,000	0.0%	10,000
Debt Financing	15,000	15,000	0.0%	15,000
Shareholders' Equity	541,874	546,676	-0.9%	541,684

Demand Deposits/
Total Deposits	39.1%	37.1%		39.3%
Transaction & Savings
Deposits / Total Deposits	85.0%	81.4%		84.6%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q1'13
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,135,863	$45,087	4.39%
Total Loans (FTE)	2,077,989	27,989	5.46%
Commercial Loans (FTE)	404,892	6,254	6.26%
Commercial RE Loans	904,841	14,128	6.33%
Consumer Loans	768,256	7,607	4.02%
Total Investments (FTE)	2,057,874	17,098	3.32%

Interest Expense Paid
Total Earning Assets	4,135,863	1,252	0.12%
Total Interest-Bearing Liabilities	2,664,391	1,252	0.19%
Total Interest-Bearing Deposits	2,555,881	899	0.14%
Interest-Bearing Transaction	766,810	66	0.03%
Savings	1,158,454	230	0.08%
Time less than $100K	240,099	299	0.51%
Time greater than $100K	390,518	304	0.32%
Total Short-Term Borrowings	57,733	11	0.08%
Federal Home Loan Bank Advances	25,777	118	1.86%
Term Repurchase Agreement	10,000	24	0.96%
Debt Financing	15,000	200	5.35%

Net Interest Income and
Margin (FTE)		$43,835	4.27%

	Q1'12
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,060,271	$53,258	5.27%
Total Loans (FTE)	2,467,839	36,372	5.93%
Commercial Loans (FTE)	523,089	8,389	6.45%
Commercial RE Loans	1,091,025	18,249	6.73%
Consumer Loans	853,725	9,734	4.59%
Total Investments (FTE)	1,592,432	16,886	4.24%

Interest Expense Paid
Total Earning Assets	4,060,271	1,559	0.15%
Total Interest-Bearing Liabilities	2,843,612	1,559	0.22%
Total Interest-Bearing Deposits	2,677,706	1,187	0.18%
Interest-Bearing Transaction	751,283	90	0.05%
Savings	1,133,261	236	0.08%
Time less than $100K	280,735	438	0.63%
Time greater than $100K	512,427	423	0.33%
Total Short-Term Borrowings	114,906	27	0.10%
Federal Home Loan Bank Advances	26,000	120	1.85%
Term Repurchase Agreement	10,000	25	0.97%
Debt Financing	15,000	200	5.35%

Net Interest Income and
Margin (FTE)		$51,699	5.12%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q1'13	Q1'12	Change	Q4'12

Service Charges on Deposits	$6,542	$7,095	-7.8%	$6,722
Merchant Processing Services	2,409	2,393	0.7%	2,401
Debit Card Fees	1,358	1,163	16.8%	1,357
ATM Processing Fees	705	933	-24.4%	749
Trust Fees	568	489	16.2%	552
Financial Services Commissions	180	171	5.3%	148
Other Income	2,516	2,425	3.8%	2,265
Total Noninterest Income	$14,278	$14,669	-2.7%	$14,194

Total Revenue (FTE)	$58,113	$66,368	-12.4%	$60,477
Noninterest Income/Revenue (FTE)	24.6%	22.1%		23.5%
Service Charges/Avg. Deposits (a)	0.63%	0.67%		0.63%
Total Revenues (FTE) Per Avg.
Common Share (a)	$8.68	$9.52	-8.8%	$8.81

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q1'13	Q1'12	Change	Q4'12

Salaries & Benefits	$14,403	$15,046	-4.3%	$13,555
Occupancy	3,886	3,934	-1.2%	3,851
Outsourced Data Processing	2,157	2,083	3.5%	2,213
Amortization of
Identifiable Intangibles	1,219	1,402	-13.1%	1,292
Professional Fees	635	767	-17.1%	761
Equipment	880	851	3.4%	892
Other Real Estate Owned	334	230	45.0%	322
Courier Service	741	785	-5.5%	768
Loan Expense	417	627	-33.5%	467
Telephone	448	376	19.1%	511
Postage	300	372	-19.2%	301
Operational Losses	128	173	-26.3%	113
Stationery & Supplies	281	243	15.7%	275
Other Operating	2,848	3,145	-9.4%	2,912
Total Noninterest Expense	$28,677	$30,034	-4.5%	$28,233

Noninterest Expense/
Avg. Earning Assets (a)	2.81%	2.98%		2.73%
Noninterest Expense/Revenues (FTE)	49.3%	45.3%		46.7%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q1'13	Q1'12	Change	Q4'12

Average Total Loans	$2,077,989	$2,467,839	-15.8%	$2,155,059
Avg. Total Purchased
Covered Loans (1)	363,836	512,966	-29.1%	394,848
Avg. Total Purchased
Non-Covered Loans (2)	72,752	119,503	-39.1%	77,632
Avg. Total Originated Loans	1,641,401	1,835,370	-10.6%	1,682,579

Allowance for Loan Loss (ALL)
Beginning of Period	$30,234	$32,597	-7.2%	$30,966
Provision for Loan Losses	2,800	2,800	0.0%	2,800
Net ALL Losses	(2,680)	(3,514)	-23.7%	(3,532)
ALL End of Period	$30,354	$31,883	-4.8%	$30,234
ALL Recoveries/Gross ALL Losses	29%	25%		23%
Net ALL Losses/Avg. Loans:
Originated Loans (a)	0.57%	0.69%		0.91%
Purchased Covered Loans (1)(a)	0.39%	0.28%		0.14%
Purchased Non-Covered Loans (2)(a)	-	-		-2.31%

9. Credit Quality.
	(dollars in thousands)
			%
	3/31/13	3/31/12	Change	12/31/12

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$7,005	$9,976	-29.8%	$10,016
Performing Nonaccrual	1,154	6,374	-81.9%	1,759
Total Nonaccrual Loans	8,159	16,350	-50.1%	11,775
90+ Days Past Due Accruing Loans	305	359	-15.0%	455
Total	8,464	16,709	-49.3%	12,230
Repossessed Loan Collateral	7,691	13,624	-43.5%	9,295
Total Originated
Nonperforming Assets	16,155	30,333	-46.7%	21,525

Nonperforming Purchased Covered Loans (1):
Nonperforming Nonaccrual	9,578	4,510	112.4%	11,698
Performing Nonaccrual	2,299	2,165	6.2%	1,323
Total Nonaccrual Loans	11,877	6,675	77.9%	13,021
90+ Days Past Due Accruing Loans	88	520	-83.1%	155
Total	11,965	7,195	66.3%	13,176
Repossessed Purchased Covered
Loan Collateral (1)	13,713	15,810	-13.3%	13,691
Total Nonperforming Purchased
Covered Assets (1)	25,678	23,005	11.6%	26,867

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	6,052	13,948	-56.6%	7,038
Performing Nonaccrual	3,060	7,056	-56.6%	461
Total Nonaccrual Loans	9,112	21,004	-56.6%	7,499
90+ Days Past Due Accruing Loans	--	--	n/m	4
Total	9,112	21,004	-56.6%	7,503
Repossessed Purchased Non-Covered
Loan Collateral (2)	1,980	6,543	-69.7%	3,366
Total Nonperforming Purchased
Non-Covered Assets (2)	11,092	27,547	-59.7%	10,869

Total Nonperforming Assets	$52,925	$80,885	-34.6%	$59,261

Total Originated Loans Outstanding	$1,613,396	$1,819,162	-11.3%	$1,664,183
Total Purchased Covered
Loans Outstanding (1)	353,034	491,103	-28.1%	372,283
Total Purchased Non-Covered
Loans Outstanding (2)	70,504	112,179	-37.2%	74,891
Total Loans Outstanding	$2,036,934	$2,422,444	-15.9%	$2,111,357

Total Assets	$4,887,844	$5,060,257	-3.4%	$4,952,193

Originated Loans:
Allowance for Loan Losses	$30,354	$31,883	-4.8%	$30,234
Allowance/Originated Loans	1.88%	1.75%		1.82%
Nonperforming Originated Loans/
Total Originated Loans	0.52%	0.92%		0.73%
Allowance/Originated
Nonperforming Loans	359%	191%		247%

Purchased Covered Loans (1):
Fair Value Discount on Purchased
Covered Loans	$22,660	$37,503		$26,128
Discount/Purchased Covered
Loans, gross	6.03%	7.09%		6.56%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	3.39%	1.47%		3.54%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased
Non-Covered Loans	$4,586	$9,960		$5,226
Discount/Purchased Non-Covered	6.11%	8.15%		6.52%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	12.92%	18.72%		10.02%

10. Capital.
	(in thousands, except per-share amounts)
			%
	3/31/13	3/31/12	Change	12/31/12

Shareholders' Equity	$558,980	$559,528	-0.1%	$560,102
Tier I Regulatory Capital	408,643	409,203	-0.1%	409,763
Total Regulatory Capital	444,401	444,180	0.0%	444,205

Total Assets	4,887,844	5,060,257	-3.4%	4,952,193
Risk-Adjusted Assets	2,778,938	2,759,789	0.7%	2,720,332

Shareholders' Equity/
Total Assets	11.44%	11.06%		11.31%
Shareholders' Equity/
Total Loans	27.44%	23.10%		26.53%
Tier I Capital/Total Assets	8.36%	8.09%		8.27%
Tier I Capital/
Risk-Adjusted Assets	14.71%	14.83%		15.06%
Total Regulatory Capital/
Risk-Adjusted Assets	15.99%	16.09%		16.33%
Tangible Common Equity Ratio	8.75%	8.36%		8.64%
Common Shares Outstanding	27,018	27,917	-3.2%	27,213
Common Equity Per Share	$20.69	$20.04	3.2%	$20.58
Market Value Per Common Share	$45.33	$48.00	-5.6%	$42.59

Share Repurchase Programs
	(shares in thousands)
			%
	Q1'13	Q1'12	Change	Q4'12

Total Shares Repurchased	347	249	39.5%	299
Average Repurchase Price	$44.47	$46.86	-5.1%	$42.92
Net Shares Repurchased	195	233	-15.9%	183

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	3/31/13	3/31/12	Change	12/31/12
Assets:
Cash and Money Market Assets	$355,459	$541,102	-34.3%	$491,382

Investment Securities:
Available For Sale	972,176	639,738	52.0%	825,636
Held to Maturity	1,162,358	1,038,493	11.9%	1,156,041

Purchased Covered Loans (1)	353,034	491,103	-28.1%	372,283
Purchased Non-Covered Loans (2)	70,504	112,179	-37.2%	74,891
Originated Loans	1,613,396	1,819,162	-11.3%	1,664,183
Allowance For Loan Losses	(30,354)	(31,883)	-4.8%	(30,234)
Total Loans, net	2,006,580	2,390,561	-16.1%	2,081,123

Non-Covered Other Real Estate
Owned	9,671	20,167	-52.0%	12,661
Covered Other Real Estate
Owned (1)	13,713	15,810	-13.3%	13,691
Premises and Equipment, net	38,519	37,827	1.8%	38,639
Identifiable Intangibles, net	22,042	27,227	-19.0%	23,261
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	185,653	227,659	-18.5%	188,086

Total Assets	$4,887,844	$5,060,257	-3.4%	$4,952,193

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,621,887	$1,575,687	2.9%	$1,676,071
Interest-Bearing Transaction	771,268	748,149	3.1%	748,818
Savings	1,160,976	1,143,027	1.6%	1,165,032
Time	607,819	782,141	-22.3%	642,571
Total Deposits	4,161,950	4,249,004	-2.0%	4,232,492

Short-Term Borrowed Funds	61,854	106,683	-42.0%	53,687
Federal Home Loan Bank Advances	25,743	25,967	-0.9%	25,799
Term Repurchase Agreement	10,000	10,000	0.0%	10,000
Debt Financing	15,000	15,000	0.0%	15,000
Other Liabilities	54,317	94,075	-42.3%	55,113
Total Liabilities	4,328,864	4,500,729	-3.8%	4,392,091

Shareholders' Equity:
Common Equity:
Paid-In Capital	376,680	378,590	-0.5%	375,113
Accumulated Other
Comprehensive Income	15,372	12,180	26.2%	14,625
Retained Earnings	166,928	168,758	-1.1%	170,364
Total Shareholders' Equity	558,980	559,528	-0.1%	560,102

Total Liabilities and
Shareholders' Equity	$4,887,844	$5,060,257	-3.4%	$4,952,193

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q1'13	Q1'12	Change	Q4'12
Interest & Fee Income:
Loans	$27,399	$35,656	-23.2%	$29,640
Investment Securities:
Available for Sale	5,336	4,788	11.5%	5,166
Held to Maturity	7,730	7,854	-1.6%	8,087
Total Interest & Fee Income	40,465	48,298	-16.2%	42,893

Interest Expense:
Transaction Deposits	66	90	-26.7%	70
Savings Deposits	230	236	-2.7%	234
Time Deposits	603	861	-29.9%	666
Short-Term Borrowed Funds	11	27	-59.8%	14
Federal Home Loan Bank Advances	118	120	-1.2%	122
Term Repurchase Agreement	24	25	-3.3%	25
Debt Financing and Notes Payable	200	200	0.0%	200
Total Interest Expense	1,252	1,559	-19.7%	1,331

Net Interest Income	39,213	46,739	-16.1%	41,562

Provision for Loan Losses	2,800	2,800	0.0%	2,800

Noninterest Income:
Service Charges	6,542	7,095	-7.8%	6,722
Merchant Processing Services	2,409	2,393	0.7%	2,401
Debit Card Fees	1,358	1,163	16.8%	1,357
ATM Processing Fees	705	933	-24.4%	749
Trust Fees	568	489	16.2%	552
Financial Services Commissions	180	171	5.3%	148
Other	2,516	2,425	3.8%	2,265
Total Noninterest Income	14,278	14,669	-2.7%	14,194

Noninterest Expense:
Salaries and Benefits	14,403	15,046	-4.3%	13,555
Occupancy	3,886	3,934	-1.2%	3,851
Outsourced Data Processing	2,157	2,083	3.5%	2,213
Amortization of Identifiable Intangibles	1,219	1,402	-13.1%	1,292
Professional Fees	635	767	-17.1%	761
Equipment	880	851	3.4%	892
Other Real Estate Owned	334	230	45.0%	322
Courier Service	741	785	-5.5%	768
Other	4,422	4,936	-10.4%	4,579
Total Noninterest Expense	28,677	30,034	-4.5%	28,233

Income Before Income Taxes	22,014	28,574	-23.0%	24,723
Income Tax Provision	4,743	7,569	-37.3%	5,587
Net Income	$17,271	$21,005	-17.8%	$19,136

Average Common Shares Outstanding	27,145	28,051	-3.2%	27,313
Diluted Common Shares Outstanding	27,157	28,111	-3.4%	27,334

Per Common Share Data:
Basic Earnings	$0.64	$0.75	-14.7%	$0.70
Diluted Earnings	0.64	0.75	-14.7%	0.70
Dividends Paid	0.37	0.37	0.0%	0.37

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized
(1) Purchased covered loans represent purchased loans on which losses are shared with the FDIC per a
Loss Sharing Agreement. Purchased covered loans were recorded at estimated fair value at February 6, 2009, the date of purchase.
(2) Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.
CONTACT: Westamerica Bancorporation
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840